UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): January 9, 2013

BE ACTIVE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-174435	68-0678429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 30th Street, 2nd Floor, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-736-2310

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment on Form 8-K/A to Be Active Holdings, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15,2013 (the “Form 8-K”), is solely to amend and replace Exhibit 99.1 and Exhibit 99.3 filed with the Form 8-K.

Exhibit 99.1 was amended solely to revise the audit report to reflect the correct year end periods covered by the report and the audit opinion of the independent registered public accounting firm.  No changes were made to the financial statements or notes to financial statements contained therein.

Exhibit 99.3 was amended to include pro forma statements of operations for the fiscal year ended December 31, 2011, in addition to the previously included pro forma statements of operations for the interim period ended September 30, 2012 and a pro forma balance sheet as of September 30, 2012.

No other changes have been made to the Form 8-K filed on January 15, 2013. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), Be Active’s audited financial statements for the periods December 31, 2010 and 2011 are filed in this Amendment No. 1 to Current Report on Form 8-K as Exhibit 99.1.

(b)           Pro Forma Financial Information.  In accordance with Item 9.01(b), our pro forma financial statements are filed in this Amendment No. 1 to Current Report on Form 8-K as Exhibit 99.3.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of January 9, 2013, by and among Be Active Holdings, Inc., Be Active Brands, Inc. and Be Active Acquisition Corp.
2.2*	Certificate of Merger, dated January 9, 2013 merging Be Active Acquisition Corp. with and into Be Active Brands, Inc.
10.1*	Form of Subscription Agreement
10.2*	Form of Registration Rights Agreement
10.3*	Form of Warrant
10.4*	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (Split-off)
10.5*	Stock Purchase Agreement (Split-off)
10.6*	Form of Directors and Officers Indemnification Agreement
10.7*	2013 Equity Incentive Plan
10.8*	Form of 2013 Incentive Stock Option Agreement
10.9*	Form of 2013 Non-Qualified Stock Option Agreement
10.10*	Employment Agreement between the Company and Marc Wexler
10.11*	Employment Agreement between the Company and David Wolfson
10.12*	Employment Agreement between the Company and Saverio Pugliese
21.1*	List of Subsidiaries
99.1	Be Active Brands, Inc. audited financial statements for the years ended December 31, 2011 and 2010
99.2*	Be Active Brands, Inc. unaudited financial statements for the three and nine months ended September 30, 2012 and 2011
99.3
Pro forma unaudited consolidated statement of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and 2011 and pro forma unaudited consolidated balance sheet for the nine months ended September 30, 2012.

* previously filed as exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 29, 2013

BE ACTIVE HOLDINGS, INC.

By:	/s/ Marc Wexler
Name: Marc Wexler
Title: Chief Executive Officer and Chairman